                          NOTE MODIFICATION AGREEMENT

          THIS NOTE MODIFICATION AGREEMENT (the "Agreement") is made as of this 27th day of November, 2001, by and among AVIATION SALES DISTRIBUTION SERVICES COMPANY, a Delaware corporation ("Distribution"), AEROCELL STRUCTURES, INC., an Arkansas corporation ("Aerocell"), AVS/M-2, INC., a Delaware corporation (formerly known as AVS/Kratz-Wilde Machine Company ("Kratz-Wilde"), WHITEHALL CORPORATION, a Delaware corporation ("Whitehall"), TRIAD INTERNATIONAL MAINTENANCE CORPORATION, a Delaware corporation ("TIMCO"), AVS/M-3, INC., an Arizona corporation (formerly known as Apex Manufacturing, Inc.) ("Apex"), AVS/CAI, INC., a Florida corporation (formerly known as Caribe Aviation, Inc.), AIRCRAFT INTERIOR DESIGN, INC., a Florida corporation ("Design"), AVIATION SALES LEASING COMPANY, a Delaware corporation ("Leasing"), TIMCO ENGINE CENTER, INC., a Delaware corporation ("TIMCO Engine"), (each also known individually as a "Borrower" and collectively as the "Borrowers"), and CITICORP USA, INC., a Delaware corporation ("CUSA").

                             PRELIMINARY STATEMENT

          A. The Borrowers are joint and several obligors on that certain Amended and Restated Term Loan Note, dated May 31, 2000, as modified by that certain Note Modification Agreement dated as of February 14, 2001, that certain letter agreement dated April 17, 2001, and that certain Note Modification Agreement dated as of September 7, 2001 (the "Supplemental Term Loan Note"), executed by the Borrowers and made payable to the order of CUSA. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Supplemental Term Loan Note.

          B. The Borrowers have agreed to modify the Supplemental Term Loan Note to confirm the agreements between the Borrower and Holder of the Supplemental Term Loan Note with respect to payments of principal owing thereunder.

          NOW, THEREFORE, in consideration of the foregoing premises and the terms and conditions herein, the parties hereto agree that no amortization of the principal amount of the Supplemental Term Loan Note shall be required to be made on the 14th day of each calendar month during the period January 14, 2002 through June 14, 2002 and that the principal amount of the Supplemental Term Loan Note outstanding on the date hereof shall be due and payable on July 31, 2002, unless otherwise accelerated in accordance with the terms of the Supplemental Term Loan Note.

          It is expressly understood and agreed by the parties hereto that this Agreement merely supplements the terms of the Supplemental Term Loan Note as referenced herein, and is in no way to constitute a novation of the Supplemental Term Loan Note. Except as expressly provided herein, all terms and provisions of the Supplemental Term Loan Note shall remain and continue in full force and effect.

          THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto on the date and year first above written.

AVIATION SALES DISTRIBUTION                 AEROCELL STRUCTURES, INC.
SERVICES COMPANY



By                                          By
  --------------------------------            -------------------------------
  Name:                                       Name:
  Title:                                      Title:

AVS/M-2, INC.                               WHITEHALL CORPORATION
(formerly AVS/Kratz-Wilde Machine Company)



By                                          By
  --------------------------------            -------------------------------
  Name:                                       Name:
  Title:                                      Title:



TRIAD INTERNATIONAL MAINTENANCE             AVS/M-3, INC.
CORPORATION                                 (formerly Apex Manufacturing, Inc.


By                                          By
  --------------------------------            -------------------------------
  Name:                                       Name:
  Title:                                      Title:


AVS/CAI, INC.                               AIRCRAFT INTERIOR DESIGN, INC.
(formerly Caribe Aviation, Inc.)



By                                          By
  --------------------------------            -------------------------------
  Name:                                       Name:
  Title:                                      Title:

AVIATION SALES LEASING COMPANY              TIMCO ENGINE CENTER, INC.



By                                          By
  --------------------------------            -------------------------------
  Name:                                       Name:
  Title:                                      Title:


Acknowledged as of the 27th
day of November, 2001

CITICORP USA, INC.


By
  --------------------------------
  Name:
  Title:

The terms and conditions of the aforesaid Note Modification Agreement are hereby acknowledged and accepted by each of the undersigned guarantors of the payment and performance of the Supplemental Term Loan Note and each such guarantor hereby reaffirms its guarantee of payment and performance of the aforesaid Supplemental Term Loan Note and represents and warrants that no consents, approvals or waivers with respect to the agreements set forth above, which have not been obtained, are required under the terms of the undersigneds' respective material contractual obligations.

AVIATION SALES COMPANY                     AERO HUSHKIT CORPORATION


By                                         By
  --------------------------------           -------------------------------
  Name:                                      Name:
  Title:                                     Title:


AVIATION SALES PROPERTY                    AVIATION SALES SPS I, INC.
MANAGEMENT CORP.



By                                         By
  --------------------------------           -------------------------------
  Name:                                      Name:
  Title:                                     Title:


AVS/M-1, INC.                              AVSRE, L.P.
(formerly Aviation Sales Manufacturing     By Aviation Sales Property Management
Company)                                   Corp., as General Partner




AVIATION SALES FINANCE COMPANY             HYDROSCIENCE, INC.



By                                         By
  --------------------------------           -------------------------------
  Name:                                      Name:
  Title:                                     Title:

AVIATION SALES MAINTENANCE,                 TIMCO ENGINEERED SYSTEMS, INC.
REPAIR & OVERHAUL, INC.



By                                          By
  --------------------------------            -------------------------------
  Name:                                       Name:
  Title:                                      Title: